UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on August 25, 2021, Ranor, Inc. (“Ranor”), a wholly owned subsidiary of TechPrecision Corporation (the “Company”), along with certain affiliates of the Company, entered into that certain Amended and Restated Loan Agreement (the “Amended and Restated Loan Agreement”) with Berkshire Bank under which, among other things, Berkshire Bank continued a term loan made to Ranor in the original principal amount of $2,850,000 (the “Ranor Term Loan”). Under the Amended and Restated Loan Agreement and related loan documents, the Ranor Term Loan had a maturity date of December 20, 2021. As previously disclosed on December 20, 2021, March 21, 2022 and June 23, 2022, Ranor and certain affiliates of the Company entered into successive amendments to the Amended and Restated Loan Agreement extending the maturity date of the Ranor Term Loan, ultimately to September 16 2022. On September 15, 2022, Ranor and certain affiliates of the Company entered into a Fourth Amendment to Amended and Restated Loan Agreement and Fourth Amendment to Promissory Note (the “Amendment”) to further extend the maturity date of the Ranor Term Loan to December 15, 2022.

Other than in respect of the Amended and Restated Loan Agreement, the promissory notes made thereunder, the related security and guaranty documents and the previously disclosed past borrowing relationship, there is no material relationship between Ranor, the Company and the other affiliates of the Company party thereto, on the one hand, and Berkshire Bank, on the other hand. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2022, the Board of Directors (the “Board”) of the Company approved an increase in the size of the Board from four directors to five directors and appointed Alexander Shen to fill the newly-created directorship, effective on the same date. Mr. Shen is expected to be nominated for reelection by the stockholders at the Company’s 2023 Annual Meeting of Stockholders. Mr. Shen has not been appointed to any committees of the Board.

Mr. Shen has served in his current role as the Chief Executive Officer of the Company since 2014. Mr. Shen will not receive any additional compensation for service as a member of the Board.

There are no arrangements or understandings between Mr. Shen and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Shen and any other director or executive officer of the Company and the Company is not aware of any transaction, or proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 34,307,450 shares of the Company’s common stock were entitled to vote as of July 22, 2022, the record date for the Annual Meeting, of which 26,146,497 were present in person or by proxy at the Annual Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1: All of the nominees for director listed below were elected to serve for a one-year term expiring on the date of the Company’s 2023 Annual Meeting of Stockholders (and until their successors are duly elected and qualified) by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Robert A. Crisafulli	17,112,974	951,188	8,082,335
Andrew A Levy	17,430,290	633,872	8,082,335
Richard S. McGowan	16,756,024	1,308,138	8,082,335
Walter M. Schenker	17,726,691	337,471	8,082,335

Proposal No. 2: The selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending on March 31, 2023 was ratified by the Company’s stockholders by the votes set forth in the table below:

For	Against	Abstain
25,917,419	68,900	160,178

Proposal No. 3: The Company’s stockholders voted upon and approved an amendment to the Company’s certificate of incorporation to (i) effect a reverse stock split of the Company’s common stock at an exchange ratio between 1-for-2 and 1-for-5, such ratio to be determined by the Company’s board of directors, at any time prior to March 31, 2023, the implementation and timing of which shall be subject to the discretion of the Company’s board of directors and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of the Company’s common stock from 90,000,000 to 50,000,000:

For	Against	Abstain
23,928,337	2,209,860	8,300

Proposal No. 4: The compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement dated August 12, 2022 was approved by the Company’s stockholders on an advisory, non-binding basis by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
16,941,642	579,673	542,847	8,082,335

Proposal No. 5. The frequency of holding future advisory votes on the compensation of the Company's Named Executive Officers was approved by the Company's stockholders on an advisory, non-binding basis by the votes set forth in the table below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
17,310,049	40,900	368,811	344,402	8,082,335

The board of directors of the Company, has determined, in light of and consistent with the advisory vote of the Company's stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Company's Named Executive Officers, to include a stockholder advisory vote on the compensation of the Company's Named Executive Officers in its annual meeting proxy materials every year until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's Named Executive Officers.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
10.1	Fourth Amendment to Amended and Restated Loan Agreement and Fourth Amendment to Promissory Note, dated as of September 15, 2022, by and among Ranor, Inc., Stadco New Acquisition, LLC, Stadco, Westminster Credit Holdings, LLC and Berkshire Bank.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: September 19, 2022	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer